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                                                                    EXHIBIT 31-B

                                  CERTIFICATION

I, David A. Shadduck, certify that:

     1.   I have reviewed this annual report on Form 10-K of True Value Company;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of True Value as of, and for, the periods presented in this annual report;

     4. True Value's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for True Value and have:

          a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to True Value, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          b. evaluated the effectiveness of True Value's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

          c. disclosed in this annual report any change in True Value's internal control over financial reporting that occurred during True Value's most recent fiscal quarter (True Value's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, True Value's internal control over financial reporting;

     5. True Value's other certifying officer and I have disclosed, based on our most recent evaluation, to True Value's auditors and the audit committee of True Value's board of directors:

          a. all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect True Value's ability to record, process, summarize and report financial information; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in True Value's internal control over financial reporting.


                                                       TRUE VALUE COMPANY


                                                       By: /s/ DAVID A. SHADDUCK
                                                       -------------------------

                                                       David A. Shadduck
                                                       Senior Vice President and
                                                       Chief Financial Officer

Date: March 8, 2006